CASH, CASH EQUIVALENTS AND INVESTMENTS	12 Months Ended
Dec. 31, 2013
CASH, CASH EQUIVALENTS AND INVESTMENTS
CASH, CASH EQUIVALENTS AND INVESTMENTS

NOTE 6—CASH, CASH EQUIVALENTS AND INVESTMENTS

        Cash and cash equivalents, consisting primarily of bank deposits and money market funds, are recorded at cost which approximates fair value because of the short-term nature of these instruments. There was no available-for-sale securities included in cash and cash equivalents at December 31, 2013 or December 31, 2012.

        Short-term investments consist of bank notes of Nil and $0.3 million at December 31, 2013 and December 31, 2012, respectively. The Company accepts bank notes receivable with maturity dates of between three and six months from its customers in China in the normal course of business. The Company may discount these bank notes with banking institutions in China. No bank notes were sold during the years ended December 31, 2013, 2012, and 2011.

        The Company recognizes an impairment charge when a decline in the fair value of its investments below the cost basis is judged to be other-than-temporary. In making this determination, the Company reviews several factors to determine whether the losses are other-than-temporary, including but not limited to: (i) the length of time the investment was in an unrealized loss position, (ii) the extent to which fair value was less than cost, (iii) the financial condition and near term prospects of the issuer, and (iv) the Company's intent and ability to hold the investment for a period of time sufficient to allow for any anticipated recovery in fair value.

        As at December 31, 2013 and at December 31, 2012, the Company had investments in convertible bonds and redeemable convertible preferred stock which were classified as available-for-sale securities and are subject to fair value accounting. Investments in debt securities classified as available for sale will be measured subsequently at fair value in the statement of financial position. An impairment charge will be recognized by the Company when a decline in the fair value below the cost basis is judged to be other-than-temporary.

        The following table shows the break-down of the Company's total long-term investments as of December 31, 2013 and December 31, 2012:

	Accounting Method	December 31, 2013	December 31, 2012
		(in thousands)
Cortina	Cost Method	$3,348	$3,348
GCT SemiConductor, Inc.	Cost Method	811	811
Xalted Networks	Cost Method	22	279
SBI	Cost Method	1,900	2,306
iTV Media Inc.(1)	Cost Method	—	14,894

Investment using Cost Method Total		6,081	21,638

ACELAND	Equity Method	2,109	2,109
Beijing Bodashutong Technology	Equity Method	—	577
iTV Media Inc.(1)	Equity Method	5,308	—
Shareholder Loan to ACELAND	Equity Method	7,119	7,119

Investment using Equity Method Total		14,536	9,805

iTV Media Inc.	Available for sale	25,971	3,000
AioTV	Available for sale	8,000	8,000
UTStarcom Hong Kong Holdings Ltd	Available for sale	20,000	20,000

Investments Classified as available-for-sale Total		53,971	31,000

Total Investment		$74,588	$62,443

(1)
On January 2, 2013, iTV issued another convertible bond to the Company for cash in the principal amount of $5.0 million with a maturity date of December 31, 2013 (extended to December 31, 2015), which triggered a reassessment of the Company's previous cost method accounting for its investment in the preference shares. Due to the additional convertible bond investment, the preference shares of iTV Media owned by the Company now substantively participated in the risks and rewards of iTV Media, irrespective of the liquidation preferences, and were considered as in-substance common stock. Therefore, the Company concluded the equity method criteria had been met and the equity accounting commenced in the first quarter of 2013.

Cortina

        In September 2004, the Company invested $2.0 million in Series A preferred stock of ImmenStar, Inc., or ImmenStar. ImmenStar was a development stage company that designed a chip that was used in the Company's product. This investment was accounted for under the cost method. In February 2007, ImmenStar was acquired by Cortina Systems, Inc., or Cortina. In exchange for the Company's investment in ImmenStar, the Company received 3.6 million shares of Series D Preferred Convertible Stock of Cortina at $0.837 per share, $1.8 million cash in March 2007 and received an additional 0.4 million shares of Series D Preferred Convertible Stock at $0.837 per share and $0.2 million cash from escrow during 2008. The Company owns an approximately 1% interest of Cortina at both December 31, 2013 and 2012 and accounts for the investment in Cortina using the cost method. During the year of 2013, the Company assessed the fair value of Cortina, and concluded that there was no impairment charge for the Company to record.

GCT Semiconductor

        In October 2004, the Company invested $3.0 million in Series D preferred convertible stock of GCT Semiconductor, Inc., or GCT. This investment represents approximately a 2% interest in GCT Semiconductor, Inc., which designs, develops and markets integrated circuit products for the wireless communications industry. This investment is accounted for under the cost method. In the fourth quarter of 2012, the Company reassessed the fair value of its investment in GCT (level 2 within the fair value hierarchy) based on reviewing GCT's operational performance, cash position, financing needs and the stock price of latest private equity financing obtained by GCT, and as a result recorded a $2.2 million impairment charge in impairment of long-lived assets and long term investments, net due to an other-than-temporary decline in the fair value of GCT. During the year of 2013, the Company assessed the fair value of GCT, and concluded that there was no impairment charge for the Company to record.

Xalted Networks, or Xalted

        In May 2005 and August 2005, the Company invested $2.0 million and $1.0 million, respectively, in Xalted. In March 2006, the Company invested an additional $0.3 million in Xalted. Xalted is a development stage company providing telecommunication operator customers with a comprehensive set of network systems, software solutions and service offerings. The Company had less than 10% ownership interest at December 31, 2013 and 2012, on a fully diluted basis, in Xalted and accounts for the investment using the cost method. During the third quarter of 2009, management re-evaluated the carrying value of this investment, including reviewing Xalted's cash position, recent financing activities, financing needs, earnings/revenue outlook, operational performance, and competition. Based on this review, the Company determined that the decline in Xalted's fair value was other-than-temporary and recorded a $1.7 million impairment charge in the third quarter of 2009. In the second quarter of 2011, Xalted completed a share exchange agreement with Kranem Corporation, or Kranem, a public company listed in Over the Counter Bulletin Board. This transaction was recorded as a reverse recapitalization. As a result of this transaction, Xalted became a holding company which did not have any operations other than owning 35% of the issued and outstanding shares of Kranem. In the fourth quarter of 2011, the Company reassessed the fair value of its investment in Xalted (level 2 within the fair value hierarchy) based on the share price of Kranem, and as a result recorded a $0.5 million impairment charge in other income (expense), net due to an other-than-temporary decline in the fair value of Xalted. In the third quarter of 2012, the Company reassessed the fair value of its investment in Xalted (level 2 within the fair value hierarchy) based on the share price of Kranem, and as a result recorded a $0.8 million impairment charge in impairment of long-lived assets and long term investments, net due to an other-than-temporary decline in the fair value of Xalted. During 2013, the Company recorded $0.3 million in investment impairment charges based on the fair value assessment for Xalted (level 2 within the fair value hierarchy) based on the share price of Kranem.

SBI NEO Technology A Investment LPS, or SBI

        In 2008, the Company invested $0.5 million into SBI in exchange for approximately 2% of the Partnership interest. The Partnership's investment objective is to invest in unlisted or listed companies in Japan and overseas that are engaged in high growth businesses, including businesses focused on information technology and the environment. In the fourth quarter of 2012, the first quarters of 2011 and 2010, the Company contributed an additional $0.6 million, $0.7 million and $0.7 million into SBI, respectively, and maintained a partnership interest of approximately 2% as of December 31, 2013. The Company has concluded that it does not have a controlling interest in SBI as it does not have the power to direct the activities of SBI that most significantly impact the entity's economic performance nor does it have significant influence over SBI. Affiliates of a related party have a controlling interest in SBI. See "Note 20—Related Party Transactions." The Company accounts for the investment in SBI using the cost method. During the year of 2013, the Company assessed the fair value of SBI, and concluded that there was no impairment charge for the Company to record.

ACELAND Investment Limited

        In December 2010, the Company invested $2.1 million into ACELAND. ACELAND is a joint venture entity with ZTE H.K. Limited. The entity's investment objective is to participate in the investment in Wireless City Planning operated by Softbank to develop XGP business. Pursuant to the investment agreement, in the second quarter of 2011, the Company extended a shareholder loan to ACELAND in the amount of $7.1 million which could be used by ACELAND to subscribe for Class B Wireless City Planning shares. The shareholder loan was made by all shareholders of ACELAND in proportion to their equity interests in ACELAND. Based on the terms of the loan which make repayment contingent on certain events, the Company accounted for it as an equity investment.

        The Company owned an approximately 35% interest in ACELAND as at December 31, 2013 and continues to account for the investment in ACELAND using equity method. ACELAND is a holding company and its sole investment is the 10.23% interest of Wireless City Planning, which is a company in early stage whose fair value varies immaterially from 2012 to 2013. ACELAND did not incur any significant income or losses in 2013 and 2012.

Beijing Bodashutong Technology Development Co. Ltd.

        In December 2011, the Company invested $0.6 million into Beijing Bodashutong Technology Development Co. Ltd, or Bodashutong, through its subsidiaries, Shidazhibo (Beijing) Culture and Media Co. Ltd. and UTStarcom (China) Co., Ltd., with the investment objective of providing broadband solutions and comprehensive telecom technology services for a new affordable housing development in Beijing, China. The Company owned a 30% equity interest of Bodashutong as of December 31, 2012, and accounted for this investment using the equity method.

        On September 21, 2012, the Board of Directors of Bodashutong approved a Board Resolution which approved Shidazhibo (Beijing) Culture and Media Co. Ltd to transfer its equity interest in Bodashutong to the other three shareholders of Bodashutong equally at a consideration equal to the initial investment amount of $0.6 million.

        The equity transfer was completed in March 2013.The Company received the proceeds of $0.2 million and $0.4 million in the first quarter of 2013 and in the second quarter of 2013, respectively, no gain or loss recognized since the total proceeds of $0.6 million were equal to the initial investment. The Company owns no interest in Bodashutong as of December 31, 2013.

AioTV Inc.

        In November 2012, the Company invested $8 million in Series B Preferred Stocks of AioTV Inc, or AioTV, at $0.320937 per share. AioTV stands for "all-in-one TV" and is an international cloud-based video aggregation and distribution platform. The investment objective is to give the Company access to technology that will support its rollout of subscription-based, value-added media services. The Company owned a 44% equity interest in AioTV as of December 31, 2013. The preferred stock has been classified as available-for-sale securities as they are not considered to be in-substance common stock due to their redemption feature and is thus subject to fair value accounting. AioTV currently cooperates with consumer electronics makers, cable and telecommunications service providers in North America, South America and Europe. During the year of 2013, the Company assessed the fair value of the investment, and concluded that there was no impairment charge for the Company to record.

UTStarcom Hong Kong Holdings Ltd.,

        UTStarcom Hong Kong Holdings Ltd., previously a subsidiary prior to its disposal to the buyer as part of the sale of the IPTV business, is an entity owned by the former CEO of the Company, and is not a subsidiary of the Company. On August 31, 2012, the Company completed a sale of its IPTV business to entity founded by a former employee, who was our former CEO, and paid approximately $30.0 million. In connection with this transaction, the Company recorded a net loss of $17.5 million during 2012 as a result of this sale transaction. On the same day, UTStarcom Hong Kong Holdings Ltd., issued a convertible bond (the "Convertible Bond") to UTStarcom Hong Kong Ltd., a subsidiary of the Company, in the principal amount of $20.0 million. According to the terms of the Convertible Bond, the Convertible Bond bears interest at 6.5% per annum and will mature on August 30, 2017 (the Maturity Date). On or prior to the Maturity Date, if UTStarcom Hong Kong Holdings Ltd. achieves operating income break-even, $5.0 million of principal of the Convertible Bond will be converted automatically into 8% of the outstanding shares of UTStarcom Hong Kong Holdings Ltd. At the Maturity Date, the Company may convert the outstanding principal amount of the Convertible Bond and all accrued and unpaid interest into fully paid and nonassessable ordinary shares of UTStarcom Hong Kong Holdings Ltd. equal to 25% (if 8% of shares specified above are issued) or 33% of the outstanding shares of UTStarcom Hong Kong Holdings Ltd. or may elect repayment in cash. The Convertible Bond was classified as available-for-sale securities subject to fair value accounting. As of December 31, 2013, the fair value of the Convertible Bond approximates $20.0 million. To estimate its fair value, the Company used the Cox, Ross and Rubinstein Binomial Model ("Binomial-Model"), which is based on the fair value of invested capital evaluated by an income approach. The significant inputs for the valuation model included the following:

Years Ended December 31
Total fair value of Invested capital as at valuation date	38,000
Risk free rate of interest	1.99%
Dividend Yield	3%
Maturity Date	2017/8/30
Volatility	62%

        The fair value of the invested capital has been determined using income approach including discounted cash flow model and unobservable inputs including assumptions of projected revenue, expenses, capital spending, other costs and a discount rate of 37% by using the weighted average cost of capital method.

        Risk free rate of interest adopted for the valuation were estimated based on the market yield of China Government international bond with maturity similar to the expected term of the Convertible Bond.

        Dividend yield was calculated to be 3% considering a debt to equity ratio of 50:50 throughout the Convertible Bond's holding period per Management's estimation. The coupon rate carried by the debt portion is 6.5% per annum whilst the expected dividend yield for equity portion is assumed to be zero by the Management given the fact that the underlying IPTV business is still in an early stage.

        Maturity date is the time to maturity of the Convertible Bond according to the investment agreement.

        The expected equity volatility were estimated based on the annualized standard deviation of the daily return embedded in the historical stock price of comparable companies with a time horizon close to the expected term determined based on the maturity date.

iTV Media Inc. or iTV

        On October 16, 2010, the Company entered into an Ordinary Shares Purchase Agreement with iTV and Smart Frontier, the sole shareholder of iTV, to enable the Company to launch an Internet TV platform to generate revenue through subscription, advertising and value-added service in the coming years. Pursuant to the Ordinary Shares Purchase Agreement, the Company agreed to purchase from Smart Frontier 5,100,000 ordinary shares of Stage Smart held by Smart Frontier, or the Purchased Shares, for an aggregate purchase price of $10.0 million. The Purchased Shares constituted 51% of the total shares of iTV which were held by Smart Frontier. The purchase price for the Purchased Shares was paid in the form of the number of the Company's ordinary shares calculated by dividing $10.0 million by the average closing price per share of the Company's ordinary shares quoted on the NASDAQ stock market for the thirty day period immediately preceding the date of closing of the transaction which management believes closely approximated the market value on the day of issuance subject to customary closing conditions. Pursuant to the Ordinary Shares Purchase Agreement, the Company has the right to repurchase the Company's shares issued in exchange for iTV's ordinary shares held by the Company if, by the one year anniversary of the closing date, regulatory approvals had not been obtained as outlined in the post-closing covenants. Concurrent with entering into the Ordinary Shares Purchase Agreement, the Company also entered into a Series A Preference Shares Purchase Agreement with iTV and its affiliated entity, its wholly owned subsidiaries, and Smart Frontier. Pursuant to the Series A Preference Shares Purchase Agreement, the Company agreed to purchase from iTV 9,600,000 Series A Preference Shares of iTV at a price of $2.08333 per share, for an aggregate cash consideration of $20.0 million. Under certain conditions, shares of Series A Preference Shares are convertible into ordinary shares on a 1:1 basis. Series A Preference Shares have equal voting rights as ordinary shares. They are entitled to cumulative dividends at a rate of 8% of the original issue price and can also participate in other dividends declared by iTV. The Purchase Shares and the Series A Preference Shares together constitute 75% of the total shares of iTV which gave the Company control over iTV. The Company recorded this transaction as an acquisition of a business.

        The transactions closed on November 8, 2010. The Company issued 4,473,272 (or 1,491,091 after reverse share split) ordinary shares to Smart Frontier with a fair value of $ 9.8 million based on the market price of the Company's ordinary share as at November 8, 2010 for the purchase price of $10.0 million for the iTV ordinary shares and made cash payments of $20.0 million to iTV for the purchase of Series A Preference Shares. As a result of the acquisition, the Company recorded intangible assets of $5.0 million, and goodwill of $13.8 million which represented the excess of the purchase price over the net tangible and intangible assets acquired. Goodwill mainly consisted of the extensive knowledge and expertise of the management team in the Internet TV industry complemented by the execution ability of the operation team. The amortizable intangible assets acquired consisted of estimated fair values of iTV's technology platform of $4.7 million and non-compete agreements signed with key executives upon closing of the transaction of $0.3 million. The Company amortized these intangible assets on a straight-line basis over an estimated weighted-average life of 4 years.

        On October 16, 2011, the Company and the iTV shareholders agreed to extend the date of exercising its repurchase right from the original date of October 16, 2011 to April 16, 2012. On April 15, 2012, the Share Exchange Agreement was entered into by the Company and the iTV shareholders to exercise the repurchase right. The transaction was effective on June 4, 2012 and the transfer was completed on June 21, 2012. Upon the execution of the Share Exchange Agreement, 4,473,272 (or 1,491,091 after reverse share split) UTStarcom ordinary shares previously held by Smart Frontier were transferred back to the Company as treasury shares and the 5,100,000 ordinary shares of Stage Smart Limited previously held by UTStarcom were transferred back to Smart Frontier Holdings Limited. After the repurchase, the Company decreased its ownership in iTV from 75% to approximately 49% and reduced its representation on the iTV board of directors from three to two out of a total of five board seats, which resulted in the Company losing control of iTV and triggered deconsolidation of iTV from its consolidated financial statements starting from June 21, 2012. As a result of the repurchase, the Company measured the fair value of its retained interests in the Series A Preference Shares of iTV at the date of losing control, which amounted to $14.9 million, with total net assets of iTV being approximately $1.8 million and the Company's portion being approximately $0.9 million, the difference between the fair value and the Company's portion of net assets mainly consisted of unrecognized intangible assets and goodwill. Upon the deconsolidation, the Company derecognized the assets (including intangible assets and goodwill) and liabilities of iTV at their carrying amounts on the date control was lost, derecognized the carrying amount of any NCI at the date control was lost (including any components of accumulated other comprehensive income attributable to it), and recognized the fair value of the proceeds from the transaction. There was no material gain or loss resulting from the transaction. Since the remaining Series A Preference Shares of iTV invested by the Company did not qualify as the in-substance common stock at that time due to their substantive liquidation preference, the Company used the cost method to account for the investment the iTV Series A preference shares after the deconsolidation.

        On December 3, 2012, iTV issued a convertible bond to the Company for cash in the principal amount of $3.0 million which shall be convertible into the preference shares issued in a qualified financing, as defined in the convertible bond agreement, or additional Series A Preferred Stock, if a qualified financing is completed. The conversion price per share equals to the lesser of 85% of the per share price paid to the other purchaser of preference shares sold in the qualified financing and the price per share of the Series A Preferred Stock paid by the Company. According to the terms of the convertible bond, the convertible bond bears interest at 6.5% per annum and matured on December 31, 2013 and subsequently the maturity date was extended to December 31, 2015. The convertible bond is classified as available-for-sale securities subject to fair value accounting.

        On January 2, 2013, iTV issued another convertible bond to the Company for cash in the principal amount of $5.0 million with a maturity date of December 31, 2013, and also subsequently extended the maturity date to December 31, 2015. The issuance of these additional convertible bonds triggered a reassessment of the Company's accounting for its investment in the preference shares. Due to the additional convertible bond investment and the decreasing fair value of the ordinary shares of iTV in relation to the total fair value of that company, it was determined the preference shares of iTV Media owned by the Company now substantively participated in the risks and rewards of iTV Media, irrespective of the liquidation preferences, and were considered as in-substance common stock. Therefore, the Company concluded the equity method criteria had been met and the equity accounting commenced in the first quarter of 2013. As a result, the Company recorded total $9.6 million losses for this equity investment in 2013 equivalent to 49% of iTVs losses for the year. As of December 31, 2013, the remaining balance in the preferred stock is $5.3M.

        In the second quarter of 2013, the Company further invested in an additional $15.0 million convertible bond issued by iTV Media with a maturity date of May 31, 2014. In the fourth quarter of 2013, the Company further invested in an additional $12.1 million convertible bond issued by iTV Media of which $5.0 million was invested through cash with a maturity date of August 31, 2014 and $7.1 million through the conversion of outstanding receivables with a maturity date of December 31, 2015. No significant gain or loss was generated from the conversion of receivables to convertible bonds because it was converted at the book value of the receivables. Through December 31, 2013, the Company has invested $20.0 million preference shares and $35.1 million convertible bonds in iTV Media. If converted, these investments represent approximately 73% of the equity of iTV Media. Nevertheless, the Company does not have control over iTV Media because the founder and CEO of iTV Media retains the right to elect three of the five board members of iTV Media unless the voting interests controlled by him falls below 10% of the total voting interests of iTV Media. As the iTV Media board of directors has the power to elect or dismiss officers, approve the budget, make strategic decisions and evaluate possible merger and acquisition opportunities of that company, the founder and CEO of iTV Media controls that company. iTV Media is considered as a Variable Interest Entity because it is thinly capitalized. Management has concluded the founder and CEO of iTV Media was the primary beneficiary of iTV Media for the year ended December 31, 2013, because he has meets the power criterion and loss/benefits criterion in accordance to ASC 81010-25. For the above reasons, the company did not consolidate iTV Media as for the year ended December 31, 2013. After taking $9.1 million impairment charge in 2013, the convertible bond investments balance at December 31, 2013 was $26.0 million. If iTV Media could not get funding that are more senior than the convertible bonds from other parties, once the preferred shares book value is reduced to zero due to 49% equity loss pick up, the Company will recognize 100% of iTV Media's losses until its convertible bond investment balance has been depleted.

        To estimate the fair value of the convertible bonds as of December 31, 2013, the Company used the Binomial-Model, which is based on the fair value of invested capital evaluated by an income approach. The significant inputs for the valuation model included the following:

Years Ended December 31
Total fair value of Invested capital as at valuation date	$32,000
Risk free rate of interest	1.0%
Dividend Yield	0%
Maturity Date	2015/12/31
Volatility	64.3%

        The fair value of the invested capital has been determined using income approach including discounted cash flow model and unobservable inputs including assumptions of projected revenue, expenses, capital spending, other costs and a discount rate of 52% by using the weighted average cost of capital method.

        The risk free rate is based on the market yield of Chinese International Government Bonds with maturity close to the maturity period;

        Dividend yield was calculated to be 0% considering that iTV plans to retain profit for corporate expansion and hence have no plan to distribute dividends in the near future.

        Maturity date is the time to maturity of the Convertible Bond according to the investment agreement, the Company reasonably estimates the bond with mature date within one year will be extended to December 31, 2015.

        The expected equity volatility was estimated based on standard deviation of daily stock prices of selected comparable companies.

        Based on the above the assessment of the convertible bond, and although the Company believes in the iTV business model, due to the uncertainty that iTV will be able to receive enough financial support to run the business, along with other factors, including but not limited to the factors listed in above table, the Company concluded the fair value is less than the book value of the convertible bonds as of December 31, 2013, which will not recover in foreseeable future, thus, the Company recorded $9.1 million in impairment charges in investment impairments in the year ended December 31, 2013 for the convertible bond.

        We are presenting below summarized condensed financial information of our equity method investees as our investments in those entities have exceeded the 10% thresholds laid out in Regulations SX 4-08(g) and 1-02(w) for the year ended December 31, 2013.

	Condensed Year Ended December 31, 2011	Condensed Year Ended December 31, 2012	Condensed Year Ended December 31, 2013
	(In thousands)	(In thousands)	(In thousands)
Operating data:
Revenue	$159	$165	$1,984
Gross profit	$(243)	$(1,835)	$(3,164)
Loss from operations	$(5,795)	$(13,210)	$(16,354)
Net loss	$(5,953)	$(13,460)	$(18,170)
Net loss attributable to non-controlling interest	$(36)	$(663)	$(2,228)

	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2013
	(In thousands)	(In thousands)	(In thousands)
Balance sheet data:
Current assets	$13,693	$4,849	$8,712
Long-term assets	$28,133	$30,151	$37,538
Current liabilities	$(1,867)	$(5,325)	$(1,384)
Long-term liabilities	$(20,341)	$(23,371)	$(56,047)
Non-controlling interests	$(16)	$584	$2,822

  Fair Value Measurements

        Pursuant to the accounting guidance for fair value measurements and its subsequent updates, fair value is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. The accounting guidance also establishes a three-tier fair value hierarchy which requires the Company to use observable market data, when available, and to minimize the use of unobservable inputs when determining fair value. The fair value hierarchy prioritizes the inputs into three levels that may be used in measuring fair value as follows:

        Level 1—observable inputs such as quoted prices in active markets for identical assets or liabilities.

        Level 2—inputs other than the quoted prices in active markets for identical assets or liabilities that are observable either directly or indirectly.

        Level 3—unobservable inputs based on the Company's assumptions.

        In January 2010, the FASB issued amended standards that require additional fair value disclosures. These disclosure requirements are effective in two phases. In the first quarter of 2010, the Company adopted the requirements for disclosures about inputs and valuation techniques used to measure fair value as well as disclosures about significant transfers between hierarchy levels. Beginning in the first quarter of 2011, these amended standards require presentation of disaggregated activity within the reconciliation for fair value measurements using significant unobservable inputs (Level 3). The company has adopted the requirement for the disclosure.

        The Company's financial instruments consist principally of cash and cash equivalents, short-term investments, restricted cash, accounts receivable, long-term investments, accounts payable and certain accrued expenses. Short-term investments are limited to bank notes with original maturities longer than three months and less than one year. As of December 31, 2013 and 2012, the respective carrying values of financial instruments except for long-term investments approximated their fair values based on their short-term maturities. As of December 31, 2013, the combined fair value of the entity's long term investments in available-for-sale Level 3 convertible bond and redeemable securities was $54.0 million.

        The following is a summary of available-for-sales investments as of December 31, 2013:

	Amortized cost	Realized Losses for More Than 12 months	Estimated fair value
	(in thousands)
Convertible bonds of privately-held company	$55,113	$9,142	$45,971
Preferred convertible shares of privately-held company	8,000	—	8,000

Total available-for-sales Investments	$63,113	$9,142	$53,971

        Financial assets measured and recognized at fair value on a recurring basis and classified under the appropriate level of the fair value hierarchy as described above were as follows:

	Level 1	Level 2	Level 3	Total
	(in thousands)
As of December 31, 2013
Short-term investment	$—	$—	$—	$—

Long-term investment	$—	$—	$53,971	$53,971

As of December 31, 2012
Short-term investment	$296	$—	$—	$296

Long-term investment	$—	$—	$31,000	$31,000

        The following is the roll-forward of financial assets using unobservable inputs (Level 3) for the year ended December 31, 2013 and 2012. There were no financial assets and liabilities classified as Level 3 financial instruments for the year ended December 31, 2011.

Amount In thousands
As of December 31, 2011	$—

Invested in Preferred Shares	8,000
Invested in Convertible bond	23,000
Less: Impairment Charge	—

As of December 31, 2012	31,000

Invested in Convertible bond	32,113
Less: Impairment Charge	(9,142)

As of December 31, 2013	$53,971

        As of December 31, 2013 and 2012, the Company's financial assets measured on a non-recurring basis included $20.6 million and $31.4 million of equity investments in privately-held companies, respectively.